UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5877

Dreyfus Strategic Municipal Bond Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	11/30
Date of reporting period:	5/31/09

FORM N-CSR

Item 1. Reports to Stockholders.

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Strategic Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 2008, through May 31, 2009.

Like most other financial markets, the municipal bond market went on a wild ride during the reporting period, with higher-yielding securities plummeting over the first half of the reporting period and rebounding strongly in the second half. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% revised estimate of economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among lower-rated securities that had been battered during the downturn. These enormous swings leave investors to wonder if the financial markets are forecasting sustainable economic improvement, or could this be a bear market rally where securities reach such depressed levels that even the slightest hint of good news lifts prices? We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they snap back, the rebounds are often quick and sharp, potentially leaving investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation June 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through May 31, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2009, Dreyfus Strategic Municipal Bond Fund achieved a total return of 15.09% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.23 per share, which reflects an annualized distribution rate of 6.66%.2

In the wake of severe volatility due to a financial crisis and economic downturn, municipal bonds rebounded during the reporting period as investors returned to the market.The fund’s performance was driven primarily by its higher yielding holdings, which generally led the market’s advance.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has the ability to issue auction-rate preferred stock and invests the proceeds in a manner consistent with its investment objective. This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value losses during times of higher market risk.

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers.We have attempted to replace those

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

Municipal Bonds Recovered Previous Lost Ground

The reporting period began in the midst of a global financial crisis and a sharp economic downturn that produced severe dislocations in most financial markets, including municipal bonds.When the crisis intensified in the fall of 2008, investors fled longer-term assets in favor of traditional safe havens such as money market funds and U.S.Treasury securities.As a result, many municipal bonds appeared to lose value indiscriminately, regardless of their fundamental strengths and weaknesses.

Although market turmoil persisted over the opening months of 2009, investor sentiment began to improve later in the first quarter of the year as investors gained confidence that aggressive measures by the Federal Reserve Board (the “Fed”) and U.S. government would be effective in forestalling a collapse of the credit markets. The Fed had injected massive amounts of liquidity into the banking system and reduced short-term interest rates to unprecedented low levels of between 0% to 0.25%, while Congress enacted the $787 billion American Recovery and Reinvestment Act. Despite struggling housing markets and a climbing unemployment rate, investors began to look forward to better economic conditions.

As assets flowed into the municipal bond market, demand proved particularly robust for many of the lower-quality, higher yielding securities that had been severely punished during the downturn. However, investors appeared to focus more carefully on underlying fundamentals, favoring corporate-backed bonds whose issuers seemed to be weathering the recession relatively well. Meanwhile, the supply of newly issued municipal bonds fell as federal stimulus funds reduced states’ and municipalities’ need for financing.

Portfolio Positioning Bolstered Fund Results

In an effort to cushion losses and maintain interest income during the downturn, we have sought to achieve a balance between higher yielding, income-oriented bonds and higher-quality municipal bonds from state and local governments and authorities.The 2009 rally helped lift prices of bonds in both categories. Gains were especially robust among corporate-backed holdings from issuers in the airlines, waste management and utilities industries. Bonds backed by the states’ settlement of litigation with U.S. tobacco companies also rallied strongly.

Finally, the fund’s leveraging strategy benefited from historically low short-term interest rates.Although auction-rate securities have continued to face liquidity constraints, relatively wide differences between floating short-term rates and the fixed rates of longer term municipal bonds have benefited the fund’s performance.

Maintaining a Cautious Investment Posture

We have been encouraged by recent evidence of market stabilization and a return to fundamentals among investors. However, the U.S. economy has remained weak, and many states are struggling with budget pressures. Consequently, we currently intend to maintain a generally conservative investment posture. Over the longer term, however, we believe that the likelihood of rising tax rates and potential changes in credit-rating methodologies potentially could benefit municipal bonds.

June 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 31, 2009. Had these expenses not been absorbed, the fund’s return would have been lower.
2	Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2009 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—149.9%	Rate (%)	Date	Amount ($)	Value ($)
Alaska—4.4%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; National
Public Finance Guarantee Corp.)	6.05	6/1/39	11,915,000	11,921,196
Alaska Housing Finance
Corporation, Single-Family
Residential Mortgage Revenue
(Veterans Mortgage Program)	6.25	6/1/35	3,975,000	4,017,771
Arizona—2.6%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/33	6,010,000	6,420,964
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000	3,078,360
Arkansas—.6%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,120,000	2,144,677
California—14.2%
Beverly Hills Unified School
District, GO	0.00	8/1/30	8,000,000 [a]	2,621,280
California,
GO (Various Purpose)	5.75	4/1/31	7,800,000	7,934,160
California,
GO (Various Purpose)	5.00	11/1/32	2,600,000	2,404,090
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000	5,450,950
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	2,950,000	2,950,413
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000	5,201,800
California Enterprise Development
Authority, Sewage
Facilities Revenue
(Anheuser-Busch Project)	5.30	9/1/47	1,000,000	771,830

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)
(Prerefunded)	6.25	12/1/09	3,750,000	[b]	3,894,675
California Housing Finance Agency,
Home Mortgage Revenue	5.05	8/1/27	2,500,000		2,098,875
California Pollution Control
Financing Authority, SWDR
(Waste Management, Inc. Project)	5.13	11/1/23	1,500,000		1,369,695
California Statewide Communities
Development Authority,
Environmental Facilities Revenue
(Microgy Holdings Project)	9.00	12/1/38	2,000,000		1,577,860
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	2,535,000		1,776,249
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/34	2,885,000		2,868,527
Sacramento City Unified School
District, GO (Insured; FSA)	0.00	7/1/24	5,220,000	[a]	2,207,120
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,513,425
Santa Margarita/Dana Point Authority,
Revenue (Santa Margarita Water
District Improvement Districts
Numbers 2,3 and 4)	5.13	8/1/38	5,000,000		4,958,500
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	15,290,000	[a]	1,187,421
Colorado—3.6%
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	2,500,000		1,784,975

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Health Facilities
Authority, Revenue (American
Housing Foundation I, Inc.
Project) (Prerefunded)	8.50	12/1/11	1,870,000	[b]	2,171,238
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,440,000		1,507,766
Northwest Parkway Public Highway
Authority, Revenue (Prerefunded)	7.13	6/15/11	7,000,000	[b]	7,466,060
Connecticut—4.3%
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	9,000,000		8,592,570
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000		4,627,476
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	6.25	1/1/31	3,470,000	[c]	2,271,497
District of Columbia—1.4%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46 104,040,000		[a]	2,840,292
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	2,400,000		2,339,712
Florida—6.2%
Florida Housing Finance
Corporation, Housing Revenue
(Seminole Ridge Apartments)
(Collateralized; GNMA)	6.00	4/1/41	6,415,000		6,478,316
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	2,875,000		2,685,135

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute Project)	6.25	9/1/27	2,095,000	[c]	1,705,414
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	3,675,000		3,655,081
Orange County Health Facilities
Authority, HR (Orlando Regional
Healthcare System) (Prerefunded)	6.00	10/1/09	70,000	[b]	71,994
Orange County Health Facilities
Authority, Revenue (Adventist
Health System) (Prerefunded)	6.25	11/15/12	3,000,000	[b]	3,399,540
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured;
Assured Guaranty)	5.50	8/1/34	4,500,000		4,556,295
Georgia—1.6%
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000		1,657,950
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	2,085,000		1,989,966
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000		2,177,145
Idaho—.1%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	225,000		226,532
Illinois—5.2%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	1,340,000		1,378,619
Chicago O’Hare International
Airport, Special Facility Revenue
(American Airlines, Inc. Project)	5.50	12/1/30	1,500,000		800,505
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)
(Prerefunded)	6.13	11/15/10	5,000,000	[b]	5,391,300

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System) (Prerefunded)	6.25	11/15/09	10,900,000	[b]	11,294,144
Indiana—1.8%
Franklin Township School Building
Corporation, First Mortgage
Bonds (Prerefunded)	6.13	7/15/10	6,000,000	[b]	6,495,060
Kentucky—.3%
Louisville/Jefferson County
Metro Government, Health
Facilities Revenue (Jewish
Hospital and Saint Mary’s
HealthCare, Inc. Project)	6.13	2/1/37	1,000,000		1,012,300
Louisiana—2.4%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	1,987,000		1,551,112
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000		3,216,680
West Feliciana Parish,
PCR (Entergy Gulf States Project)	7.00	11/1/15	1,270,000		1,263,244
West Feliciana Parish,
PCR (Entergy Gulf States Project)	6.60	9/1/28	2,545,000		2,544,949
Maryland—1.3%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000		1,600,890
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	3,710,000		3,247,957
Massachusetts—6.0%
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured;
Assured Guaranty)	6.13	1/1/22	8,000,000		8,339,280

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities Authority,
Revenue (Civic Investments
Issue) (Prerefunded)	9.00	12/15/12	1,900,000	[b]	2,303,123
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	115,000		116,876
Massachusetts Housing Finance
Agency, Housing Revenue	7.00	12/1/38	5,000,000		5,491,200
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	6,000,000		5,593,380
Michigan—4.1%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	4,000,000		3,025,720
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,720,000		6,373,323
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	5,000,000		5,659,800
Minnesota—1.6%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	7,605,000		5,850,755
Mississippi—1.1%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	4,260,000		3,962,908
Missouri—1.5%
Missouri Health and Educational
Facilities Authority,
Health Facilities Revenue
(BJC Health System)	5.25	5/15/32	5,525,000		5,459,529
Nebraska—.2%
Nebraska Investment Finance
Authority, SFMR	8.56	3/1/26	600,000	[c,d]	605,556

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada—3.0%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	3,000,000		2,490,300
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority) (Insured;
FSA) (Prerefunded)	6.40	1/1/10	8,000,000	[b]	8,273,520
New Hampshire—3.9%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	5/1/21	2,690,000		2,700,545
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	5/1/21	6,000,000		6,023,520
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000		5,403,888
New Jersey—5.9%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.50	12/15/29	5,000,000	[e]	5,187,400
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	6.25	9/15/19	4,620,000		3,936,610
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	250,000		183,500
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	10,095,000	[b]	12,135,704

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—9.0%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	10,000,000 [c,f]	10,457,500
Long Island Power Authority,
Electric System
General Revenue	6.25	4/1/33	3,000,000	3,348,450
Metropolitan Transportation
Authority, Transportation Revenue	6.25	11/15/23	8,425,000	9,445,773
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	5,000,000	4,662,800
New York State Dormitory
Authority, Revenue
(Marymount Manhattan
College) (Insured; Radian)	6.25	7/1/29	4,000,000	3,986,120
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000	795,732
North Carolina—1.4%
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	6.70	1/1/19	2,500,000	2,556,725
North Carolina Housing
Finance Agency, Home
Ownership Revenue	5.88	7/1/31	2,575,000	2,580,382
Ohio—1.4%
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	3,500,000	3,538,850
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000	1,700,185

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oklahoma—.8%
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured;
National Public Finance
Guarantee Corp.) (Prerefunded)	5.75	8/15/09	2,895,000	[b]	2,956,519
Pennsylvania—.4%
Pennsylvania Economic Development
Financing Authority, SWDR (USG
Corporation Project)	6.00	6/1/31	2,000,000		1,339,520
Pennsylvania Housing Finance
Agency, Multi-Family
Development Revenue	8.25	12/15/19	214,000		214,509
Rhode Island—1.5%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)
(Insured; Assured Guaranty)	7.00	5/15/39	5,000,000		5,426,950
South Carolina—3.9%
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	7,000,000		7,088,060
Richland County,
EIR (International Paper
Company Project)	6.10	4/1/23	8,500,000		7,196,525
Tennessee—5.0%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance) (Prerefunded)	7.50	7/1/12	2,000,000	[b]	2,272,700
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance) (Prerefunded)	7.50	7/1/12	4,875,000	[b]	5,539,706
Memphis Center City Revenue
Finance Corporation, Sports Facility
Revenue (Memphis Redbirds
Baseball Foundation Project)	6.50	9/1/28	6,000,000	[g]	3,065,820

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Tennessee (continued)
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000	2,719,800
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/34	3,000,000	3,192,030
Tennessee Housing Development
Agency, Homeownership
Program Revenue	6.00	1/1/28	1,320,000	1,342,176
Texas—29.2%
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	3,000,000	1,612,950
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	5,000,000	3,733,500
Dallas/Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	3,000,000	2,598,660
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)
(Prerefunded)	6.38	10/1/10	2,500,000 [b]	2,674,800
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	2,221,850
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	9,290,000	10,052,059
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	6.38	6/1/11	7,000,000 [b]	7,789,250

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Harris County Hospital District,
Senior Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	2/15/42	5,000,000		4,656,450
Harris County-Houston Sports
Authority, Third Lien Revenue
(Insured; National Public
Finance Guarantee Corp.)	0.00	11/15/31	9,685,000	[a]	1,770,709
Houston,
Combined Utility System First
Lien Revenue (Insured;
Assured Guaranty)	6.00	11/15/36	5,000,000		5,518,050
Lubbock Housing Financing
Corporation, SFMR
(Collateralized: FNMA and GNMA)	6.70	10/1/30	845,000		887,901
Matagorda County Navigation
District Number One, Revenue
(Houston Lighting and
Power Company Project)
(Insured; AMBAC)	5.13	11/1/28	4,295,000		3,503,560
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	14,705,000		15,331,139
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	6,650,000		6,557,764
Sabine River Authority,
PCR (TXU Electric
Company Project)	6.45	6/1/21	4,900,000		2,363,074
Texas
(Veterans’ Land)	6.00	12/1/30	3,935,000		3,947,395
Texas,
GO (Veterans Housing
Assistance Program)
(Collateralized; FHA)	6.10	6/1/31	8,510,000		8,524,212
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	12.31	7/2/24	900,000	[d]	1,009,332
Texas Department of Housing and
Community Affairs, Residential
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	5.35	7/1/33	5,070,000		4,968,853

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	5,375,000		4,748,060
Tomball Hospital Authority,
Revenue (Tomball
Regional Hospital)	6.00	7/1/25	4,650,000		3,686,659
Tyler Health Facilities
Development Corporation, HR,
Refunding and Improvement
Bonds (East Texas Medical
Center Regional Healthcare
System Project)	5.25	11/1/32	6,915,000		5,354,008
Willacy County Local Government
Corporation, Project Revenue	6.88	9/1/28	4,000,000		3,041,360
Virginia—7.1%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; FSA)	10.86	8/23/27	7,450,000	[d]	8,372,012
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	5,250,000		5,664,697
Virginia Housing Development
Authority, Rental
Housing Revenue	6.20	8/1/24	8,520,000		8,630,419
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	3,000,000		3,219,960
Washington—4.5%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	6,000,000		6,369,000
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College) (Prerefunded)	5.88	10/1/09	10,000,000	[b]	10,185,700
Wisconsin—8.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	8,280,000		8,853,224

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin (continued)
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	14,570,000	[b]	16,490,909
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000		3,830,160
U.S. Related—.4%
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,500,000		1,362,525
Total Long-Term Municipal Investments
(cost $575,208,079)					545,445,022

Short-Term Municipal
Investment—.2%
Idaho;
Idaho Health Facilities Authority,
Revenue (Saint Luke’s Regional
Medical Center Project)
(Insured; FSA and Liquidity
Facility; Bank of Montreal)
(cost $700,000)	0.50	6/1/09	700,000	[h]	700,000

Total Investments (cost $575,908,079)			150.1%		546,145,022
Cash and Receivables (Net)			1.0%		3,716,332
Preferred Stock, at redemption value			(51.1%)		(186,000,000)
Net Assets Applicable to Common Shareholders			100.0%		363,861,354

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2009, these securities amounted to $15,039,967 or 4.1% of net assets applicable to Common Shareholders.
d Inverse floater security—the interest rate is subject to change periodically.
e Purchased on a delayed delivery basis.
f Collateral for floating rate borrowings.
g Non-income producing—security in default.
h Variable rate demand note—rate shown is the interest rate in effect at May 31, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
i At May 31, 2009, the fund had $93,249,752 or 25.6% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	30.0
AA		Aa		AA	19.7
A		A		A	18.8
BBB		Baa		BBB	15.5
BB		Ba		BB	4.1
B		B		B	4.7
CCC		Caa		CCC	.2
F1		MIG1/P1		SP1/A1	.1
Not Rated[j]		Not Rated[j]		Not Rated[j]	6.9
					100.0

†	Based on total investments.
j	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	575,908,079	546,145,022
Cash		8,845,448
Interest receivable		10,318,254
Prepaid expenses		33,358
		565,342,082
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		303,141
Payable for investment securities purchased		9,981,714
Payable for floating rate notes issued—Note 3		5,000,000
Commissions payable		17,897
Dividends payable to Preferred Shareholders		15,326
Interest and expense payable related to
floating rate notes issued—Note 3		9,691
Accrued expenses		152,959
		15,480,728
Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000
Net Assets applicable to Common Shareholders ($)		363,861,354
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,495,729 shares issued and outstanding)		48,496
Paid-in capital		436,239,202
Accumulated undistributed investment income—net		4,334,958
Accumulated net realized gain (loss) on investments		(46,998,245)
Accumulated net unrealized appreciation
(depreciation) on investments		(29,763,057)
Net Assets applicable to Common Shareholders ($)		363,861,354
Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,495,729
Net Asset Value, per share of Common Stock ($)		7.50

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2009 (Unaudited)

Investment Income ($):
Interest Income	17,605,965
Expenses:
Investment advisory fee—Note 2(a)	1,304,359
Administration fee—Note 2(a)	652,180
Commission fees—Note 1	211,524
Professional fees	49,346
Registration fees	35,353
Shareholders’ reports	34,836
Directors’ fees and expenses—Note 2(b)	32,772
Interest and expense related to floating rate notes issued—Note 3	24,955
Shareholder servicing costs	17,640
Custodian fees—Note 2(a)	1,877
Miscellaneous	28,529
Total Expenses	2,393,371
Less—reduction in investment advisory fee
due to undertaking—Note 2(a)	(260,872)
Net Expenses	2,132,499
Investment Income—Net	15,473,466
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(11,892,825)
Net unrealized appreciation (depreciation) on investments	44,407,994
Net Realized and Unrealized Gain (Loss) on Investments	32,515,169
Dividends to Preferred Shareholders	(803,622)
Net Increase in Net Assets Resulting from Operations	47,185,013

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2009	Year Ended
	(Unaudited)	November 30, 2008
Operations ($):
Investment income—net	15,473,466	30,793,126
Net realized gain (loss) on investments	(11,892,825)	(7,617,070)
Net unrealized appreciation
(depreciation) on investments	44,407,994	(83,043,081)
Dividends to Preferred Shareholders	(803,622)	(6,735,329)
Net Increase (Decrease) in Net Assets
Resulting from Operations	47,185,013	(66,602,354)
Dividends to Common Shareholders from ($):
Investment income—net	(11,202,514)	(22,696,002)
Total Increase (Decrease) in Net Assets	35,982,499	(89,298,356)
Net Assets ($):
Beginning of Period	327,878,855	417,177,211
End of Period	363,861,354	327,878,855
Undistributed investment income—net	4,334,958	867,628

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

Six Months Ended
	May 31, 2009		Year Ended November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	6.76	8.60	9.21	8.88	8.79	8.90
Investment Operations:
Investment income—net[a]	.32	.63	.62	.64	.63	.61
Net realized and unrealized
gain (loss) on investments	.67	(1.86)	(.59)	.34	.13	(.06)
Dividends to Preferred
Shareholders from
investment income—net	(.02)	(.14)	(.14)	(.13)	(.08)	(.05)
Total from
Investment Operations	.97	(1.37)	(.11)	.85	.68	.50
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.23)	(.47)	(.50)	(.52)	(.59)	(.61)
Net asset value, end of period	7.50	6.76	8.60	9.21	8.88	8.79
Market value, end of period	6.96	5.53	7.77	9.29	8.16	8.41
Total Return (%)[b]	30.55[c]	(24.12)	(1.17)	9.94	3.78	2.48

Six Months Ended
May 31, 2009			Year Ended November 30,
(Unaudited)		2008	2007	2006	2005	2004
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock[d]	1.42[e]	1.44	1.43	1.38	1.26	1.26
Ratio of net expenses
to average net assets
applicable to Common Stock[d]	1.27[e]	1.30	1.28	1.24	1.12	1.25
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[d]	.01[e]	.12	.17	.12	.05	.01
Ratio of net investment income
to average net assets
applicable to Common Stock[d]	9.20[e]	7.89	7.01	7.16	6.98	6.96
Ratio of total expenses to
total average net assets	.92[e]	.98	1.00	.97	.88	.88
Ratio of net expenses to
total average net assets	.82[e]	.88	.90	.87	.78	.86
Ratio of interest and expense
related to floating rate notes
issued to total average net assets	.01[e]	.08	.12	.09	.04	.00[f]
Ratio of net investment income
to total average net assets	5.93[e]	5.34	4.90	5.01	4.88	4.84
Portfolio Turnover Rate	18.50[c]	53.01	55.89	57.12	44.20	39.94
Asset coverage of Preferred Stock,
end of period	296	276	324	339	330	328
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	363,861	327,879	417,177	444,599	428,466	423,556
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000	186,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Not annualized.
d	Does not reflect the effect of dividends to Preferred Stock shareholders.
e	Annualized.
f	Amount represents less than .01%.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon”), serves as the fund’s investment adviser. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent. The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has 2,480 outstanding shares of Series A, Series B and Series C, for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25%, as applicable, of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	—	546,145,022	—	546,145,022
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 28, 2009, the Board of Directors declared a cash dividend of $.0385 per share from investment income-net, payable on June 30, 2009 to Common Shareholders of record as of the close of business on June 11, 2009.

(d) Dividends to Shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of May 31, 2009, for each Series of APS were as follows: Series A–.579%, Series B–.518% and Series C–.579%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended May 31, 2009 for each Series of APS were as follows: Series A–.859%, Series B–.870% and Series C–.872%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $33,078,109 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2008. If not applied, $442,201 of the carryover expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011, $10,957,023 expires in fiscal 2012, $1,427,978 expires in fiscal 2015 and $5,522,686 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2008 was as follows: tax exempt income $29,424,853 and ordinary income $6,478.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC.The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

auction preferred stock outstanding). Out-of pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

Dreyfus has agreed through October 31, 2009, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $260,872 during the period ended May 31, 2009.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2009, the fund was charged $1,877 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

During the period ended May 31, 2009, the fund was charged $3,291 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $347,500, custodian fees $824 and chief compliance officer fees $1,150, which are offset against an expense reimbursement currently in effect in the amount of $46,333.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2009, amounted to $111,917,916 and $94,324,844, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclo-

sures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended May 31, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2009, was approximately $5,000,000, with a related weighted average annualized interest rate of 1.00%.

At May 31, 2009, accumulated net unrealized depreciation on investments was $29,763,057, consisting of $22,833,436 gross unrealized appreciation and $52,596,493 gross unrealized depreciation.

At May 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 33

NOTES

The Fund      35

NOTES

For More Information

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser and Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent, Dividend-Paying Agent, Registrar and Disbursing Agent

PFPC Global Fund Services
(Common Stock)
101 Federal Street
Boston, MA 02110

Ticker Symbol: DSM

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0852SA0509

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)